MODIFICATION AGREEMENT


                  MODIFICATION AGREEMENT, dated as of May 10, 2000, by and among Capital Trust, Inc., a Maryland corporation and successor to Capital Trust, a California business trust (the "Company"), John R. Klopp and Sheli Z. Rosenberg (the "Regular Trustees"), as Regular Trustees for CT Convertible Trust I, a Delaware statutory business trust and consolidated subsidiary of the Company (the "Trust"), Vornado Realty L.P., a Delaware limited partnership ("VNO"), Vornado Realty Trust, a Maryland real estate investment trust that has elected to be treated as a real estate investment trust for federal income tax purposes ("VRT"), EOP Operating Limited Partnership, a Delaware limited partnership ("EOP"), Equity Office Properties Trust, a Maryland real estate investment trust that has elected to be treated as a real estate investment trust for federal income tax purposes ("EOPT"), and State Street Bank and Trust Company, as trustee for General Motors Employes Global Group Pension Trust, a New York trust and successor to both General Motors Hourly-Rate Employes Pension Trust, a New York trust, and General Motors Salaried Employes Pension Trust, a New York trust ("GM Trust").


                              Preliminary Statement

                  A. VNO, EOP and GM Trust are the holders ("CTP Holders") of an aggregate of $150,000,000 in liquidation amount of 8.25% step up convertible trust preferred securities (the "CTP Securities") representing undivided beneficial interests in the assets of the Trust, which was organized pursuant to that certain declaration of trust, dated and effective as of July 28, 1998, by the Company and the Trustees as defined therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust (the "Declaration"). The Company is the holder (the "CTC Holder",and together with the CTP Holders, the "Holders") of $4,650,000 in liquidation amount of 8.25% step up convertible trust common securities (the "CTC Securities," and together with the CTP Securities, the "Securities") representing undivided beneficial interests in the assets of the Trust. The Trust holds $154,650,000 in aggregate principal amount of 8.25% step up convertible junior subordinated debentures due September 30, 2018 (the "Convertible Debentures") issued pursuant to the indenture, dated as of July 28, 1998, between the Company and Wilmington Trust Company (the "Indenture").

                  B. Pursuant to the Declaration, the distribution rates and distribution payment dates for the CTP Securities and the CTC Securities correspond to the interest rates and interest payment dates of the Convertible Debentures, and the CTP Holders have the power to direct the exercise of the consent and voting rights of holders of Convertible Debentures in proportion to the liquidation amount of the CTP Securities held by them.

                  C. The Company and certain of its affiliates and certain affiliates of Citigroup Investments Inc., a Delaware corporation, are parties to that certain venture agreement (the "Venture Agreement"), dated as of March 8, 2000, pursuant to which, among other things, the parties thereto will co-sponsor, commit to invest capital in and manage real estate mezzanine investment opportunity funds, provided however, that the parties hereto (i) enter into a termination agreement that would terminate as of March 8, 2000 that certain co-investment

915272.17


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agreement, dated as of July 28, 1998, among the parties hereto and (ii) enter into this Agreement with respect to the proposed amendments to the Indenture and the Declaration that would modify the terms of the CTP Securities and the CTC Securities to provide the Company with significantly greater flexibility with regard to electing to be taxed as a REIT as required in the Venture Agreement.

                  D. The Company has requested that the CTP Holders provide their consent, and the Company, as CTC Holder, intends to provide its consent, to an amendment and restatement of each of the Indenture and the Declaration that would modify the terms thereof in a manner to provide the Company with the desired flexibility discussed above. The CTP Holders are willing to do so in consideration of the benefits to the Company and its business arising from the Venture Agreement and the transactions governed thereby and the benefits of certain modifications to the terms of the CTP Securities that are favorable to the CTP Holders.

                  Accordingly, the parties hereto agree as follows:


                                    ARTICLE 1

                              AGREEMENT AND CLOSING

                  Section 1.1 Agreement. Subject to the conditions contained herein:

                  (a) The Company hereby agrees to execute the amended and restated indenture in the form attached hereto as Exhibit A (the"Amended and Restated Indenture") and deliver the same to the Trustee as defined in the Indenture (the "Indenture Trustee") at the Closing.

                  (b) The Company hereby agrees to issue pursuant to the terms of the Amended and Restated Indenture, upon execution and delivery thereof by the parties thereto, to the Declaration Institutional Trustee Debentures (as defined herein) in the aggregate principal amount of $154,650,000 (the "New Debentures") against delivery of the Convertible Debentures to the Indenture Trustee for cancellation.

                  (c) The Regular Trustees hereby agree to execute the amended and restated declaration of trust in the form attached hereto as Exhibit B (the "Amended and Restated Declaration") and to deliver the same to the Institutional Trustee as defined in the Declaration (the "Declaration Institutional Trustee") and the Delaware Trustee as defined in the Declaration (the "Declaration Delaware Trustee") at the Closing.

                  (d) Each CTP Holder and the Company, as the CTC Holder, hereby agrees to execute a written direction in the form attached hereto as Exhibit C (the "Written Direction"), directing the Declaration Institutional Trustee to execute a written consent to the Amended and Restated Indenture (the "Indenture Consent") in the form attached hereto as Exhibit D and to deliver such Written Direction to the Declaration Institutional Trustee at the Closing.

                  (e) Each CTP Holder and the Company, as the CTC Holder, hereby agrees to execute a written consent in the form attached hereto as Exhibit E to the Amended and

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Restated Declaration (the "Declaration Consent") and to deliver the same to the
Declaration Institutional Trustee and the Declaration Delaware Trustee at the Closing.

                  (f) The Company shall request the Indenture Trustee to join the Company in the execution of the Amended and Restated Indenture and, in connection therewith, shall comply with Sections 8.2, 8.4 and 15.5 of the Indenture and, without limitation, deliver to the Indenture Trustee at the
Closing:

                           (i) certified copies of resolutions of the board of directors of the Company, in the form attached hereto as Exhibit F (the "Indenture Resolutions"), authorizing the execution of the Amended and Restated Indenture;

                           (ii) an officers' certificate in the form attached hereto as Exhibit G (the "Indenture Officers' Certificate"); and

                           (iii) an opinion of counsel in the form attached hereto as Exhibit H (the "Opinion of Counsel");

and take any and all action on its part necessary to accomplish the same.

                  (g) The Regular Trustees shall request the Declaration Institutional Trustee and the Declaration Delaware Trustee to join the Regular Trustees in the execution of the Amended and Restated Declaration and, in connection therewith, shall comply with Sections 3.7(a)(vii), 3.10(a) and 12.1 of the Declaration and Section 8(b) of Annex I to the Declaration and, without limitation, deliver to the Declaration Institutional Trustee, the Declaration Delaware Trustee and, as required, the Trust at the Closing:

                           (i) an officers' certificate, signed by two officers of the Company, in the form attached hereto as Exhibit I (the "Declaration Company Officers' Certificate");


                           (ii) an officers' certificate, signed by the Regular Trustees, in the form attached hereto as Exhibit J (the "Declaration Trust Officers' Certificate");


                          (iii) the Opinion of Counsel;

and take any and all action on their part necessary to accomplish the same.

                  (h) The Regular Trustees shall request the Declaration Institutional Trustee as the holder of the Convertible Debentures to (i) consent to the Amended and Restated Indenture and, in connection therewith, shall comply with Section 3.7(a)(vii) of the Declaration and Section 8(b) of Annex I to the Declaration and, without limitation, deliver to the Declaration Institutional Trustee and the Trust at the Closing an opinion of tax counsel in the form attached hereto as Exhibit K (the "Tax Opinion") and (ii) deliver at the Closing to the Indenture Trustee for cancellation the Convertible Debentures against delivery of the New Debentures issued to it in accordance with the terms hereof.

                  (i) The Declaration Trustees hereby agree to cause the Trust to issue, pursuant to the terms of the Amended and Restated Declaration, upon execution and delivery thereof by the parties thereto at the Closing, (i) to each CTP Holder Convertible Preferred

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Securities (as defined therein) (the "New CTP Securities") in the aggregate liquidation amount of $50,000,000 (for a total, to all CTP Holders, of $150,000,000 in liquidation amount) and (ii) to the Company Common Securities (as defined therein) in the aggregate liquidation amount of $4,650,000 ("New CTC Securities").

                  (j) Each CTP Holder hereby, severally and not jointly, agrees to deliver at the Closing to the Declaration Institutional Trustee for cancellation the CTP Securities held by it against delivery of the New CTP Securities issued to it in accordance with the terms hereof. The Company, as the CTC Holder, hereby agrees to deliver at the Closing to the Declaration Institutional Trustee for cancellation the CTC Securities held by it against delivery of the New CTC Securities issued to it in accordance with the terms hereof.

                  (k) The Regular Trustees hereby agree to deliver written notice of the Amended and Restated Declaration as executed to the Holders in the form attached hereto as Exhibit L (the "Amended and Restated Declaration Notice").

                  (l) The Company hereby agrees to execute and deliver at the Closing, and to request that Wilmington Trust Company, as trustee, execute and deliver at the Closing, an amended and restated preferred securities guarantee agreement for the benefit of the holders, from time to time, of the New CTP Securities, in the form attached hereto as Exhibit M (the "New Preferred Securities Guarantee").

                  (m) The Company hereby agrees to execute and deliver at the Closing an amended and restated common securities guarantee agreement for the benefit of the holders, from time to time, of the New CTC Securities, in the form attached hereto as Exhibit N (the "New Common Securities Guarantee").

                  Section 1.2 Closing. The execution and delivery of the documents and the other actions referred to in Section 1.1 (the "Closing") shall take place at the offices of Battle Fowler LLP, 75 East 55th Street, New York, New York 10022 at 10:00 a.m. on the date hereof (the "Closing Date").

                  Section 1.3 Conditions to Closing. (a) The obligation of the Company and the Trust to close the transactions contemplated hereunder is subject to the satisfaction on or prior to the Closing of the following conditions:

                           (i) no order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the closing of the transactions contemplated by this Agreement shall be in effect;

                           (ii) each of the terms, covenants and conditions of this Agreement to be complied with and performed by the CTP Holders on or prior to the Closing shall have been duly complied with and performed in all material respects, and all documents to be delivered or actions to be taken by the CTP Holders shall have been delivered or performed; and

                           (iii) each of the representations and warranties made by the CTP Holders herein shall be true and correct in all material respects as of the Closing Date

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



         (unless such representation and warranty is made as of a specific date and then shall be true and correct as of such date).

                  (b) The obligation of the CTP Holders to close the transactions contemplated hereunder is subject to the satisfaction on or prior to the Closing of the following conditions:

                           (i) no order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the closing of the transactions contemplated by this Agreement shall be in effect;

                           (ii) each of the terms, covenants and conditions of this Agreement to be complied with and performed by the Company, in its capacity as the CTC Holder and otherwise, and the Trust on or prior the Closing shall have been duly complied with and performed in all material respects, and all documents to be delivered or actions to be taken by the Company, in its capacity as the CTC Holder and otherwise, and the Trust shall have been delivered or performed;

                           (iii) each of the representations and warranties made by the Company and the Trust herein shall be true and correct in all material respects as of the Closing Date (unless such representation and warranty is made as of a specific date and then shall be true and correct as of such date);

                           (iv) the Declaration Institutional Trustee shall have executed and delivered to the Indenture Trustee the Indenture Consent;

                           (v) the Indenture Trustee shall have executed and delivered to the Company the Amended and Restated Indenture;

                           (vi) the Declaration Institutional Trustee and the Declaration Delaware Trustee shall have executed and delivered to the Company the Amended and Restated Declaration;

                           (vii) the Company and Wilmington Trust Company, as trustee, shall have executed and delivered to the CTP Holders the New Preferred Securities Guarantee;

                           (viii) the Company shall have executed and delivered to the CTC Holder the New Common Securities Guarantee;

                           (ix) Richards, Layton and Finger shall have delivered an opinion, dated the Closing Date, in the form attached hereto as Exhibit O;

                           (x) Battle Fowler LLP shall have delivered an opinion, dated the Closing Date, in the form attached hereto as Exhibit P; and

                           (xi) Ballard Spahr Andrews and Ingersoll shall have delivered an opinion, dated the Closing Date, in the form attached hereto as Exhibit Q.


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                                       -5-

                  Section 1.4 Closing Deliveries and Actions. At the Closing, the following deliveries shall be made:

                  (a) The Company shall deliver to the Institutional Trustee the Amended and Restated Indenture executed by the Company.

                  (b) The Regular Trustees shall deliver to the Declaration Institutional Trustee and the Declaration Delaware Trustee the Amended and Restated Declaration executed by the Regular Trustees.

                  (c) Each CTP Holder and the Company, as the CTC Holder, shall deliver to the Declaration Institutional Trustee a Written Direction executed by each such CTP Holder and the Company.

                  (d) Each CTP Holder and the Company, as the CTC Holder, shall deliver to the Declaration Institutional Trustee and the Declaration Delaware Trustee a Declaration Consent executed by each such CTP Holder and the Company.

                  (e) The Company shall deliver to the Indenture Trustee the Indenture Resolutions, the Indenture Officers' Certificate and the Opinion of Counsel.

                  (f) The Regular Trustees shall deliver to the Declaration Institutional Trustee, the Declaration Delaware Trustee and, as appropriate, the Trust the Declaration Company Officers' Certificate, the Declaration Trust Officers' Certificate, the Opinion of Counsel and the Tax Opinion and shall deliver to each Holder the Amended and Restated Declaration Notice.

                  (g) The Company shall deliver to the Declaration Institutional Trustee $154,650,000 aggregate principal amount of New Debentures duly registered in its name.

                  (h) The Trust shall deliver $50,000,000 in liquidation amount of New CTP Securities, duly registered in their respective names, to each CTP Holder and $4,650,000 in liquidation amount of New CTC Securities duly registered in its name to the Company.

                  (i) There shall have been delivered to each CTP Holder the opinions referred to in Section 1.3(b)(ix), (x) and (xi).


                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES
                          OF THE COMPANY AND THE TRUST

                  The Company and the Regular Trustees, jointly and severally, represent and warrant to the CTP Holders, as of the Closing Date, as follows:

                  Section 2.1 Existence and Authority of the Company. The Company is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of

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Maryland and is in good standing with the State Department of Assessments and
Taxation of Maryland. The Company has the requisite corporate power to execute and deliver this Agreement, the Amended and Restated Indenture and the Amended and Restated Declaration and to carry out the terms and conditions hereof and thereof applicable to it. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the management, assets, business, business prospects, earnings or condition (financial or otherwise) of the Company. The execution, delivery and performance by the Company of this Agreement, the Amended and Restated Indenture and the Amended and Restated Declaration have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered, and the Amended and Restated Indenture and the Amended and Restated Declaration, when delivered to the Indenture Trustee, will have been duly executed, on behalf of the Company, and assuming due execution of this Agreement by each CTP Holder, due execution of the Amended and Restated Indenture by the Indenture Trustee, and due execution of the Amended and Restated Declaration by the Declaration Institutional Trustee and the Declaration Delaware Trustee, this Agreement constitutes, and the Amended and Restated Indenture and the Amended and Restated Declaration will constitute, valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that their enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles ("Bankruptcy Exceptions").

                  Section 2.2 Existence and Authority of the Trust. The Trust has been duly created and is validly existing and in good standing as a business trust under Delaware law with the trust power and authority to own its properties and to conduct its business and to enter into and perform its obligations under this Agreement and the Amended and Restated Declaration. The Trust is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the management, assets, business, business prospects, earnings or condition (financial or otherwise) of the Trust. The Trust is and will, upon consummation of the transactions contemplated hereby, be classified under current law for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation. The execution, delivery and performance of this Agreement and the consummation by the Trust of the transactions contemplated hereby have been duly authorized by all necessary proceedings on the part of the Trust. This Agreement has been duly executed and delivered on behalf of the Trust , and assuming due execution of this Agreement by each CTP Holder, constitute a valid and legally binding obligation of the Trust, enforceable against the Trust in accordance with its terms, except to the extent that their enforceability may be limited by Bankruptcy Exceptions.

                  Section 2.3 No Consents, Approvals, Violations or Breaches. Neither the execution and delivery by the Company and the Trust of this Agreement and the other agreements to be executed and delivered pursuant hereto, nor the consummation by the Company and the Trust of the transactions contemplated hereby and thereby, will (i) require any consent, approval, authorization or permit of, or filing, registration or qualification with or notification to, any governmental or regulatory authority under any law of the United States, any state or any political subdivision thereof ("Governmental Entity"), (ii) violate any statute, law, ordinance, rule or regulation of the United States, any state or any political subdivision thereof,

915272.17
                                       -7-
or any judgment, order, writ, decree or injunction applicable to the Company or the Trust or any of their respective properties or assets or (iii) violate, conflict with or result in a material breach of any provisions of, or constitute a material default (or any event which, with or without due notice or lapse of time, or both, would constitute a material default) under, or result in the termination of, or accelerate the performance required by, any of the terms, conditions or provisions of any charter, by-laws, declaration of trust, note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or the Trust is a party or by which any of their properties or assets may be bound.

                  2.4      Private Offering

                  (a) None of the Company, the Trust, their affiliates (as such term is defined in Rule 501(b) under the Securities Act for any person or entity) ("Affiliates"), or any person acting on their or any of their Affiliates' behalf has engaged, or will engage, in connection with the proposed amendment and restatement of the Indenture and the Declaration, in any communication or other form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act of 1933, as amended (the "Securities Act"). Based in part upon the representations of the CTP Holders set forth in Section 3.1, the proposed amendment and restatement of the Indenture and the Declaration in the manner contemplated by this Agreement is exempt from the registration and prospectus delivery requirements of the Securities Act, and the New CTP Securities are exempt from registration and qualification under the registration, permit or qualification requirements of all applicable state securities laws.

                  2.5      Payments Current

                  (a) The Company has paid to the Trust all interest accrued on the Convertible Debentures through the date hereof except for accrued interest to be paid pursuant to Section 5.1 hereof, and the Trust, upon receipt of such interest payments, has paid to the CTP Holders all distributions accrued on the CTP Securities through the date hereof except for accrued distributions to be paid pursuant to Section 5.1 hereof.


                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                               OF THE CTP HOLDERS

                  Section 3.1 Certain Representation and Warranties. Each CTP Holder, severally and not jointly, represents and warrants to the Company, as of the Closing, as follows:

                  (a) It has acquired the CTP Securities and the New CTP Securities for its own account for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing the CTP Securities, but subject, nevertheless, to any requirement of law that the disposition of such CTP Holder's property shall at all times be within the CTP Holder's control, and without prejudice to the CTP Holder's right at all times to sell or otherwise dispose of all or any part of such securities under a registration under the Securities Act or under an exemption from said registration available under the Securities Act.


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



                  (b) It has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                  (c) It has taken all action necessary for the authorization, execution, delivery, and performance of this Agreement by such CTP Holder and its obligations hereunder, and, upon execution and delivery by the Company, this Agreement shall constitute the valid and binding obligations of such CTP Holder, enforceable against such CTP Holder in accordance with its terms, except as such enforcement may be limited by Bankruptcy Exceptions.

                  (d) It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of amendment to its investment in the Trust and Company as contemplated by this Agreement, and is able to bear the economic risk of such investment for an indefinite period of time. It has been furnished access to such information and documents as it has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company and the Trust concerning the terms and conditions of this Agreement and the proposed amendments to the Indenture and Declaration contemplated hereby and the business and financial condition of the Company and the Trust.

                  (e) It is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.

                  (g) It acknowledges that the CTP Securities and the New CTP Securities have not been registered under the Securities Act and may not be offered or sold within the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. It has not offered or sold, and will not offer or sell, the New CTP Securities as amended pursuant hereto within the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.


                                    ARTICLE 4

                               FURTHER ASSURANCES

                  Section 4.1  Further Assurances.
                               ------------------

                  (a) Each party to this Agreement shall, at the request of another party to this Agreement, at any time and from time to time following the Closing hereunder, execute and de liver or cause to be executed and delivered all such further instruments and take or cause to be taken all such further action as may be reasonably necessary or appropriate in order to more effectively carry out the provisions of this Agreement.

                  (b) Each of the CTP Holders shall, at the request of the Company, at any time and from time to time following the Closing hereunder, execute and deliver or cause to be executed and delivered all such further instruments and take or cause to be taken all such action to further amend or modify the Amended and Restated Declaration and the Amended and Restated Indenture in such a manner as to eliminate any impediments to the Company's ability to be taxed as a real estate investment trust ("REIT") under Section 857 of the Internal

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                                       -9-

Revenue Code of 1986, as amended (the "Code"), provided that such amendment(s) or modification(s) do not adversely affect or impair the economic value of the New CTP Securities (including the liquidity of such securities) held by such CTP Holder; it being further agreed that a change in tax status to being taxed as a REIT in and of itself shall not be deemed to impair the economic value of the New CTP Securities in any manner. Notwithstanding the foregoing, none of GM Trust, VNO or EOP shall be obligated in any manner (i) in the case of GM Trust, to monitor or advise the Company as to whether GM Trust, or any entity in which GM Trust is a direct or indirect owner, is a tenant, leaseholder or occupant of any real property owned by the Company or is providing services to any such tenant, leaseholder or occupant or to change GM Trust's ownership in any such entity in any manner, and (ii) in the case of VNO and EOP, to monitor or advise the Company as to whether VNO or EOP, or any entity of which either VNO or EOP is a direct or indirect owner, or any entity which is a direct or indirect owner of VNO or EOP, is a tenant, leaseholder, or occupant of any real property owned by the Company or is providing services to any such tenant, leaseholder or occupant or to change the ownership of VNO or EOP of any such entity or the ownership of any such entity of VNO or EOP in any manner. Further, it is understood that any changes to any charter or other organizational document necessary to avoid becoming a "pension-held REIT" as defined in Section 856(h)(3)(D) of the Code pursuant to Section 5.3 hereof shall not be considered in any manner to affect the economic value of the New CTP Securities (including the liquidity of such securities) provided that such changes to the charter or other organizational document do not void any equity ownership in the Company or right to acquire equity ownership in the Company upon conversion of the CTP Holders' New CTP Securities or limit any interest that any CTP Holder has in equity ownership in the Company acquired or acquirable on conversion of such CTP Holder's New CTP Securities including, without limitation, the right to vote, the right to distributions and the right of appreciation in value with respect to such equity ownership.


                                    ARTICLE 5

                              ADDITIONAL AGREEMENTS

                  Section 5.1 Accrued Distributions. The Company agrees to pay on June 30, 2000 to the Trust the interest accrued on the Convertible Debentures from April 1, 2000 to but not including the date hereof, and upon receipt thereof, the Trust agrees to pay on June 30, 2000 to each of the Holders the distributions accrued on their Securities from April 1, 2000 to but not including the date hereof.

                  Section 5.2 VNO and EOP.

                  (a) The Company represents to VNO and its affiliates, including VRT, and to EOP and its affiliates, including EOPT, that the Company's board of directors has twelve members and the Company covenants, for the benefit of VNO and its affiliates, including VRT, and of EOP and its affiliates, including EOPT, that the number of seats on the Company's board of directors will not be decreased without the prior written consent of VNO and EOP and that any vacancy on the Company's board of directors will be filled in the ordinary course pursuant to the Company's charter and by-laws.

                  (b) The Company covenants to VNO and its affiliates, including VRT, and to EOP and its affiliates, including EOPT, that promptly upon request by VRT or EOPT, or both of

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                                      -10-
them made at any time after December 31, 2000 it will make a joint taxable REIT subsidiary election (a "TRS" election) under Section 856(l) of the Code with VRT, in the case of a request by VRT, and/or with EOPT, in the case of a request by EOPT; provided, however, that:

                           (i) the Company shall not be required to make a TRS election, and VRT and EOPT, as the case may be, covenant that promptly upon request by the Company, they will join with the Company in revoking any previously made TRS election if the New CTP Securities owned by VRT or EOPT, as the case may be, represent less than 8% of the total voting power and value of the Company for purposes of clause
         (iii) of Section 856(c)(4)(B) of the Code;

                           (ii) in the event that the Internal Revenue Service takes the position that a TRS may not elect REIT status, then at such time as the Company determines that it will either merge into or otherwise combine with an existing REIT or elect REIT status at such time as the Company is not prohibited by Section 856(g) of the Code from electing REIT status, VRT and EOPT, as the case may be, covenant that promptly upon request by the Company, they will join with the Company in revoking any previously made TRS election (such revocation to be made at the time requested by the Company that will enable it to merge or otherwise combine with an existing REIT or reelect REIT status); provided however, that, if the Company fails to qualify as a REIT or otherwise is no longer taxed as a REIT, the Company shall again be subject to the covenant to make a TRS election contained in subsection 5.2(b) hereof; and

                           (iii) if at any time it appears, based on a TRS election and on the Company's business plan for its current or next subsequent tax year, that the Company will be prohibited by Section 163(j) of the Code from taking an interest deduction for all or a portion of the interest to be paid by the Company to VRT or EOPT, as the case may be, in that year, or that the Company will otherwise suffer an actual economic loss from such election (except as a result of the covenants contained in subsection (c) of this Section), then VRT and EOPT, as the case may be, covenant that promptly upon request by the Company, they will join with the Company in revoking any previously made TRS election; provided further, however, that VRT and EOPT as the case may be shall not be required to join with the Company in revoking any previously made TRS election, and the Company shall not revoke such election, if VRT and EOPT agree to compensate the Company fully on an after tax basis for the value of the lost deduction for interest paid to them or compensate the Company fully for such economic loss.

                  (c) The Company covenants that it will not, directly or indirectly, operate or manage a lodging facility or health care facility, or provide to any person (under a franchise, license or otherwise) rights to any brand name under which any lodging facility or health care facility is operated at any time during any taxable year in which the Company has a TRS election outstanding with respect to VRT or EOPT. Terms used in this Section have the same meanings as when used in Section 856(l) of the Code or any successor provision.

                  (d) The Company covenants that it shall provide VRT and EOPT with such information as either of them shall reasonably request about the capital structure, assets or activities of the Company in connection with evaluating the effect of their investment in the New CTP Securities on their REIT.


915272.17
                                      -11-

                  (e) VRT and its affiliates and EOPT and its affiliates are intended third party beneficiaries of the representations, covenants and agreements of the Company set forth in this Section 5.2.

                  Section 5.3 GM Trust. The Company hereby agrees that without the prior written consent of GM Trust, it shall not elect to become or consummate a transaction in which the Company or any successor is or becomes taxed as a REIT unless upon consummation of such election or transaction (i) the Company or any such successor would not be or become a "pension-held REIT" as defined in Section 856(h)(3)(D) of the Code, (ii) the Company or any such successor shall have included in, or shall have amended to include in, its charter or other organizational document provisions thereof that are specifically intended to prevent the Company or any such successor from becoming a "pension-held REIT" as defined in Section 856(h)(3)(D) of the Code and (iii) the Company's charter or other organizational document does not void any equity ownership in the Company or right to acquire equity ownership in the Company upon conversion of GM Trust's New CTP Securities or limit any interest that GM Trust has in equity ownership in the Company acquired or acquirable on conversion of GM Trust's New CTP Securities including, without limitation, the right to vote, the right to distributions and the right of appreciation in value with respect to such equity ownership.

                  Section 5.4 Notice of Ownership Increases; Requested Ownership Percentage; Irrevocable Proxy.

                  (a) Certain Corporation Actions. In the event that the Company decides to undertake an action (such as redeeming a portion of its outstanding capital stock) that causes an increase in the percentage of the Company's outstanding voting capital stock or in the percentage of the value of all voting and non-voting stock (determined after giving effect to the exercise or conversion of all options, warrants and convertible securities owned by EOP and its affiliates or VNO and its affiliates, as applicable, including Trust securities) owned by EOP and its affiliates, or VNO and its affiliates, as applicable, the Company shall notify EOP or VNO, as applicable, of such decision at least ten (10) days prior to such action, which notice shall also state the notice recipient's percentage ownership of voting stock and of value (as so determined) as shown on the Company's books and records.

                  (b) Quarterly and Requested Ownership Reports. No later than ten (10) days prior to the end of each calendar quarter and at any other time upon the request of EOP or VNO, as applicable, the Company shall provide a written statement to EOP or VNO, as applicable, setting forth (i) the percentage of the Company's outstanding voting capital stock and the percentage of the Company's outstanding value (as determined pursuant to Section 5.4(a)) shown on the Company's books and records to be owned by EOP and its affiliates or VNO and its affiliates, as applicable, and (ii) the total number and value of outstanding shares of capital stock of the Company (separated by class and series).

                  (c) Irrevocable Proxy. EOP hereby grants an irrevocable proxy (subject to the last sentence of this subsection (c)) to the Company to vote or act by written consent with respect to any and all Excess Shares owned by EOP from time to time. EOP affirms that the proxy granted hereby is coupled with an interest and shall be irrevocable. For purposes of this Section 5.4(c), the term "Excess Shares" shall mean any Company securities owned by EOP and its affiliates which exceeds 9.9% of the voting power or value of the Company for purposes

915272.17
                                      -12-
of clause (iii) of Section 856(c)(4)(B) of the Code. During the effectiveness of any TRS election or while the Company is a REIT, this subsection (c) shall be of no force and effect.

                  Section 5.5 Other. The Company and the Regular Trustees shall treat the New Debentures as indebtedness for United States federal income tax purposes.


                                    ARTICLE 6

                                  MISCELLANEOUS

                  Section 6.1 Assignment. This Agreement may not be assigned by any party hereto without the prior written consent of each other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors in interest and permitted assigns.

                  Section 6.2 Notices. All notices or other communications under this Agreement shall be sufficient if in writing and delivered by hand or sent by telecopy, or sent, postage prepaid by registered, certified or express mail, or by recognized overnight air courier service and shall be deemed given when so delivered by hand or telecopied, or if mailed or sent by overnight courier service, on the third (3rd) business day after mailing (one business day in the case of express mail or overnight courier service) to the parties at the following addresses:

                  (a)      If to the CTP Holders, to:

                           Vornado Realty L.P.
                           c/o Vornado Realty Trust
                           Park 80 West, Plaza II
                           Saddle Brook, New Jersey 07663
                           Attention:   Joseph Macnow
                                        Executive Vice President,
                                        Finance and Administration
                           Facsimile:

                           with a copy to:

                           Sullivan & Cromwell
                           125 Broad Street
                           New York, New York 10004
                           Attention:  Alan J. Sinsheimer
                           Facsimile:  (212) 558-3588

                           EOP Operating Limited Partnership
                           Two North Riverside Plaza
                           Chicago, Illinois  60606
                           Attention: Stanley M. Stevens
                                         Richard D. Kincaid
                           Facsimile: (312) 559-5021


915272.17
                                      -13-
                           with a copy to:

                           Neal, Gerber & Eisenberg
                           Two North LaSalle Street, Suite 2200
                           Chicago, Illinois 60602
                           Attention: Jonathan Wasserman
                           Facsimile: (312) 269-1747

                           State Street Bank and Trust Company, as trustee for General Motors Employes
                           Global Group Pension Trust
                           225 Franklin Street
                           Boston, Massachusetts 02110
                           Attention: Michael Connors
                           Facsimile: (617) 537-6584

                           with a copy to:

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, New York 10153
                           Attention: Gerald S. Backman, P.C.
                           Facsimile:  (212) 310-8007

                  (b)      If to the Company, to:

                           Capital Trust, Inc.
                           605 Third Avenue
                           26th Floor
                           New York, NY   10016
                           Attention: John R. Klopp
                           Chief Executive Officer
                           Facsimile: (212) 655-0044

                           with a copy to

                           Battle Fowler LLP
                           75 East 55th Street
                           New York, New York 10022
                           Attention: Thomas E. Kruger
                           Facsimile: (212) 856-7815

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein.

                  Section 6.3 Entire Agreement. This Agreement, including the Exhibits hereto, constitutes the entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written. No amendment

915272.17
                                      -14-
or modification of the terms of this Agreement shall be binding or effective unless expressed in writing and signed by each party.

                  Section 6.4 No Waiver. The waiver by any party of the breach of any of the terms and conditions of, or any right under, this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition or of any similar right. No such waiver shall be binding or effective unless expressed in writing and signed by the party giving such waiver.

                  Section 6.5 Costs and Expenses. Except as provided below, each party to this Agreement shall bear its own respective costs and expenses incurred in connection with the negotiation, preparation, execution, delivery and enforcement of this Agreement and the consummation of the transactions contemplated hereby. The Company shall reimburse each of VNO, EOP and GM Trust for its reasonable out-of-pocket expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (including the fees and expenses of Sullivan & Cromwell, counsel to VNO, Weil Gotshal & Manges LLP, counsel to GM Trust, and Neal Gerber & Eisenberg, counsel to EOP).

                  Section 6.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements executed and to be fully performed in such State.

                  Section 6.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                  Section 6.8 Construction. The article and section headings contained in this Agreement are inserted for reference purposes only and shall not affect the meaning or interpretation of this Agreement.



915272.17
                                      -15-

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                 CAPITAL TRUST, INC., in its own capacity and as the CTC Holder


                 By: /s/ John R. Klopp
                     Name:  John R. Klopp
                     Title: Chief Executive Officer


                 JOHN R. KLOPP


                 /s/ John R. Klopp
                 John R. Klopp, as Regular Trustee
                 Solely as trustee and not in his individual capacity


                 SHELI Z. ROSENBERG


                 /s/ Sheli Z. Rosenberg
                 Sheli Z. Rosenberg, as Regular Trustee
                 Solely as trustee and not in her individual capacity


                 EOP OPERATING LIMITED PARTNERSHIP

                 By: Equity Office Properties Trust,
                       its general partner


                          By:  /s/ Peter B. Kisluk
                               Name:  Peter B. Kisluk
                               Title: Vice President


                 EQUITY OFFICE PROPERTIES TRUST


                 By: /s/ Peter B. Kisluk
                          Name:  Peter B. Kisluk
                          Title: Vice President



915272.17
                                                       -16-

                VORNADO REALTY L.P.

                By:      Vornado Realty Trust,
                         its general partner


                         By:  /s/ Irwin Goldberg
                              Name:  Irwin Goldberg, Vice President
                              Title: Chief Financial Officer


                VORNADO REALTY TRUST


                By: /s/ Irwin Goldberg
                    Name:  Irwin Goldberg, Vice President
                    Title: Chief Financial Officer


                STATE STREET BANK AND TRUST
                COMPANY, as trustee for
                General Motors Employes Global Group Pension Trust


                By: /s/ Cheryl A. Hopson
                    Name:  Cheryl A. Hopson
                    Title: Authorized Signatory

915272.17